SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549



                            Form 8-K


                          CURRENT REPORT


               Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): July 1, 1999




Commission    Registrant; State of Incorporation;      IRS Employer
File Number       Address; and Telephone Number      Identification No.
-----------   -----------------------------------    ------------------

1-11375       UNICOM CORPORATION                        36-3961038
         (an Illinois corporation)
         37th Floor, 10 South Dearborn Street
         Post Office Box A-3005
         Chicago, Illinois 60690-3005
         312/394-7399


1-1839        COMMONWEALTH EDISON COMPANY               36-0938600
         (an Illinois corporation)
         37th Floor, 10 South Dearborn Street
         Post Office Box 767
         Chicago, Illinois 60690-0767
         312/394-4321




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Item 5.  Other Events

Unicom Corporation (the "Company") and Commonwealth Edison Company ("ComEd") announced Unicom Destinations and Directions 1999, the new strategic road map for the Company's business operations. Among other things, the strategic plan calls for growing the Company through the development of four distinct business groups within the Company, including the Distribution Group; the Transmission Group; the Nuclear Generation Group; and the Unicom Enterprises Group. A copy of Unicom Destinations and Directions 1999 is filed as an exhibit to this Current Report on Form 8-K.


FORWARD LOOKING STATEMENTS. Except for historical data, the information contained in Unicom Destinations and Directions 1999 constitutes forward-looking statements. Forward-looking statements are inherently uncertain and subject to risks and the statements should be viewed with caution. Actual results or experience could differ materially from the forward-looking statements as a result of many factors, including without limitation, those factors discussed in Unicom Destinations and Directions 1999 and the Company's ability to comply with regulatory requirements.

The statement regarding target earnings per share is subject to
(a) unforeseen developments in the market for electricity in Illinois resulting from regulatory changes, the influence of developments in the regulatory environments in other Midwestern states, adverse weather conditions and changes in the overall economy, any or all of which may affect ComEd's sales of electricity, and (b) the capacity factor of ComEd's nuclear generating stations, which may affect ComEd's electricity generation and purchased power costs.

The statements regarding expected or targeted operations and maintenance expenditures and capital expenditures are subject to ComEd's ability to achieve targeted savings while maintaining and improving ComEd's transmission, distribution and nuclear generation assets and to changes in the scope of work for needed maintenance and capital expenditures.

The statements regarding acquisitions are subject to Unicom's ability to find, and reach agreement with, suitable acquisition candidates that can be acquired at appropriate prices.

The statements regarding earnings per share, returns on equity, returns on investment, and payback periods for the Unicom
Enterprises Group are subject to the ability of the Unicom
Enterprises Group to make suitable acquisitions, the ability of the Unicom Enterprises Group and its strategic partners successfully to develop, market and sell new products and services, and the ability of the Unicom Enterprises Group successfully to pursue profitable cogeneration projects with high-quality industrial hosts.

Unicom and ComEd make no commitment to disclose any revisions to the forward-looking statements, or any facts, events or circumstances after the date hereof that may bear upon the forward-looking statements.

                           SIGNATURES



    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.



                                      UNICOM CORPORATION
                                          (Registrant)


Date: July 1, 1999            By:        John C. Bukovski
                                    ------------------------
                                         John C. Bukovski
                                       Senior Vice President






                                   COMMONWEALTH EDISON COMPANY
                                          (Registrant)


Date: July 1, 1999            By:         John C. Bukovski
                                       ------------------------
                                          John C. Bukovski
                                       Senior Vice President

                    EXHIBIT INDEX


Exhibit
Number        Description of Exhibit


1.   None

2.   None

4.   None

16.  None

17.  None

20.  None

23.  None

24.  None

27.  None

99.  Unicom Destinations and Directions 1999